UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2010

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification No.)

500 N. Capital of Texas Highway, Building 3, Suite 100, Austin, Texas  78746

 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (512) 970-2888

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01        Changes in Registrant’s Certifying Accountant

(a)  On September 2, 2010, Chisholm, Bierwolf, Nilson & Morrill, LLC (“Chisholm”) was released as Providence Resources, Inc.’s (the “Company”) independent registered public accounting firm.

The reports of Chisholm on the consolidated financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles though each report did include an explanatory paragraph regarding the Company’s ability to continue as a going concern.

Between December 27, 2004 (the date of engagement) and September 2, 2010 (the date of release) there were no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, would have caused Chisholm to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the years ended December 31, 2009 and 2008.

The Company has requested that Chisholm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 23, 2010, is filed herewith as Exhibit 16.

(b)  On September 2, 2010, upon the authorization and approval of the board of directors, the Company engaged BehlerMick PS (“BehlerMick”) as its independent registered public accounting firm.

No consultations occurred between the Company and BehlerMick during the years ended December 31, 2009 and 2008 and through September 2, 2010, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01                              Financial Statements and Exhibits

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The following exhibit is attached as part of this report:

Exhibit No.      Description

            16                   Letter from Chisholm to the Securities and Exchange Commission

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Providence Resources, Inc.                                                                 Date

By: /s/ Gilbert Burciaga                                                                                    September 23, 2010

Name: Gilbert Burciaga

Title: Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer